150 East 58th Street, 20th Floor, New York, NY 10155

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IPDN Signs Letter of Intent of Acquisition and Plans to Enter Health and Wellness Industry in China

普迪恩签署股权收购意向书，计划进军中国的康养产业

CHICAGO — April 16, 2019 — Professional Diversity Network, Inc. (NASDAQ: IPDN, the “Company”), a global developer and operator of online and in-person networks that provides access to networking, training, educational and employment opportunities for diverse individuals, today announced that its variable interest entity, Jiangxi PDN Culture Media Co., Ltd. (“JXPDN”) has signed a letter of intent (LOI) to acquire 51% of the equity interests of Zhejiang Xili Valley Tourism Development Co., Ltd. (“Xili Valley Tourism”), an affiliate of the Company’s China-Germany Nursing Program partner in Guangzhou.

芝加哥 — April 16, 2019 — 普谛恩（中国）国际文化发展有限公司（股票代码：IPDN），一家以教育、培训和职业发展为核心的国际高端社交平台，今日宣布其可变利益实体，江西普谛恩文化传媒有限公司已与浙江西蠡谷旅游开发有限公司签署合作意向书（LOI），计划收购其 51%的股权。浙江西蠡谷旅游开发有限公司是普谛恩中德护理人才交流项目在广州的合作商的关联公司。

According to the LOI, JXPDN will proceed with formal due diligence process. IPDN intends to work with Xili Valley Tourism on its Xili Valley project with approximately 333 acres land-use planning to develop a local health and wellness community and enter into the health and wellness industry in China.

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150 East 58th Street, 20th Floor, New York, NY 10155

Tel: +1 (646) 801-2803 | Fax: +1 (212) 601-2791

www.dgipl.com

根据双方签署的合作意向书显示，普谛恩将进行正式的尽职调查。普谛恩计划与浙江西蠡谷旅游开发有限公司合作开发占地2000亩的“西蠡谷”项目，旨在打造当地的康养社区，并开始进军中国的康养产业。

“Since our cooperation with Chinese People’s Association for Friendship with Foreign Countries in 2018 to promote the China-Germany Nursing Program, we have experienced rapid development in the business,” said Michael Wang, Chairman and CEO of Professional Diversity Network. “We hope that in the process of expanding the China-Germany Nursing Program with regional partners, we will select potential cities and work with regional partners to enter the health and wellness industry in China by developing communities with comprehensive services and facilities including medical care, rehabilitation, senior care, child care and other commercial properties. In the future, graduates from the nursing program would be able to work at the health and wellness communities developed by us.”

“普谛恩自2018年与中国对外友好合作服务中心合作推广中德护理人才交流项目以来，业务开展迅速，” 普谛恩公司董事会主席兼首席执行官王茂基说道。“我们希望在与区域合作商在推广中德护理人才交流项目的过程中，选择可能的城市一起合作进入中国的康养产业，打造出集医疗、康复、养老、居住配合商业、服务和孩子教育等功能为一体的综合化康养社区。未来我们护理项目的毕业生将有机会在我们开发的康养社区工作。 ”

About Professional Diversity Network

Professional Diversity Network, Inc. (NASDAQ: IPDN) is a global developer and operator of online and in-person networks that provides access to networking, training, educational and employment opportunities for diverse professionals. We operate subsidiaries in the United States and China including International Association of Women (IAW), which is one of the largest, most recognized networking organizations of professional women in the country, spanning more than 200 industries and professions. Through an online platform and our relationship recruitment affinity groups, we provide our employer clients a means to identify and acquire diverse talent and assist them with their efforts to comply with the Equal Employment Opportunity Office of Federal Contract Compliance Program. Our mission is to utilize the collective strength of our affiliate companies, members, partners and unique proprietary platform to be the standard in business diversity recruiting, networking and professional development for women, minorities, veterans, LGBT and disabled persons globally.

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150 East 58th Street, 20th Floor, New York, NY 10155

Tel: +1 (646) 801-2803 | Fax: +1 (212) 601-2791

www.dgipl.com

Forward-Looking Statements

This press release contains certain forward-looking statements based on our current expectations, forecasts and assumptions that involve risks and uncertainties. This release does not constitute an offer to sell or a solicitation of offers to buy any securities of any entity. Forward-looking statements in this release are based on information available to us as of the date hereof. Our actual results may differ materially from those stated or implied in such forward-looking statements, due to risks and uncertainties associated with our business, which include the risk factors disclosed in our most recently filed Annual Report on Form 10-K and in our subsequent filings with the Securities and Exchange Commission. Forward-looking statements include statements regarding our expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” and “would” or similar words. We assume no obligation to update the information included in this press release, whether as a result of new information, future events or otherwise. Our most recently filed Annual Report on Form 10-K, together with this press release and the financial information contained herein, are available on our website, www.prodivnet.com. Please click on “Investor Relations.”

IR Contact:

Dragon Gate Investment Partners, LLC

Tel: +1 (646)-801-2803
Email: ipdn@dgipl.com

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